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Provident Bancorp, Inc.

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August 8, 2016
Dear Fellow Shareholder:
You are cordially invited to attend the 2016 annual meeting of shareholders of Provident Bancorp, Inc. The meeting will be held at the Blue Ocean Event Center, 4 Oceanfront North, Salisbury, Massachusetts 01952 on September 15, 2016 at 10:00 a.m., local time.
The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Officers of the Company, as well as a representative of Whittlesey & Hadley, P.C., the Company’s independent registered public accounting firm, are expected to be present to respond to appropriate questions of shareholders.
It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.
We look forward to seeing you at the meeting.
Sincerely,
David P. Mansfield
President and Chief Executive Officer

5 Market Street
Amesbury, Massachusetts 01913
(978) 388-0050

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE
10:00 a.m. on September 15, 2016
PLACE
Blue Ocean Event Center
4 Oceanfront North
Salisbury, Massachusetts 01952
ITEMS OF BUSINESS
(1)
To elect four directors.

(2)
To ratify the selection of Whittlesey & Hadley, P.C. as our independent registered public accounting firm for fiscal year 2016.

(3)
To approve the Provident Bancorp, Inc. 2016 Equity Incentive Plan.

(4)
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE
To vote, you must have been a shareholder at the close of business on July 27, 2016.
PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.
Kimberly Scholtz
Corporate Secretary
August 8, 2016

Provident Bancorp, Inc.

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Provident Bancorp, Inc. (the “Company”) to be used at the annual meeting of shareholders of the Company. The Company is the holding company for The Provident Bank. The annual meeting will be held at the Blue Ocean Event Center, 4 Oceanfront North, Salisbury, Massachusetts 01952 on September 15, 2016 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to shareholders of record on or about August 10, 2016.
Voting and Proxy Procedure
Who Can Vote at the Meeting
You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on July 27, 2016. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or other nominee. As the beneficial owner, you have the right to direct your broker or other nominee how to vote.
As of the close of business on July 27, 2016, there were 9,498,722 shares of Company common stock outstanding for voting purposes. Each share of common stock has one vote. The Company’s Articles of Organization provide that, subject to certain exceptions, record owners of the Company’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding shares, are not entitled to any vote in respect of the shares held in excess of the 10% limit. This limit does not apply to Provident Bancorp, the Company’s mutual holding company parent.
Attending the Meeting
If you were a shareholder as of the close of business on July 27, 2016, you may attend the meeting. However, if your shares of Company common stock are held by a broker or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker or other nominee who holds your shares.
Quorum and Vote Required
A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.
In voting to ratify the appointment of Whittlesey & Hadley, P.C. as our independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal.

In voting to approve the Provident Bancorp, Inc. 2016 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of  (1) a majority of the votes cast at the annual meeting and (2) a majority of the votes cast by shareholders other than Provident Bancorp. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal.
Voting by Proxy
The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. You may also vote by telephone or internet, as indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you:
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vote for each of the nominees for director;

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vote for ratification of the appointment of Whittlesey & Hadley, P.C. as the Company’s independent registered public accounting firm; and

•
vote for the approval of the Provident Bancorp, Inc. 2016 Equity Incentive Plan.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named on the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. The Company does not currently know of any other matters to be presented at the meeting.
You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.
If your Company common stock is held in street name, you will receive instructions from your broker or other nominee that you must follow to have your shares voted. Your broker or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker or other nominee that accompanies this proxy statement.
Participants in the ESOP and 401(k) Plan
If you participate in The Provident Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form that reflects all shares you may direct the trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee will vote all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.
Under the terms of the SBERA 401(k) Plan as Adopted by The Provident Bank (the “401(k) Plan”), the plan administrator, Thomas Forese, Jr., President of SBERA, will vote all shares of Company common stock in the Provident Bancorp, Inc. stock account. The plan administrator has a fiduciary obligation to vote the shares of Company common stock solely in the best interests of 401(k) plan participants and beneficiaries.
The deadline for returning your ESOP Vote Authorization Form, and the telephonic and internet voting cutoff for providing your ESOP vote authorization, is Wednesday, September 7, 2016 at 11:59 p.m. Eastern time.
If you have any questions about voting under the ESOP, please contact Carol Houle, Executive Vice President and Chief Financial Officer, at (978) 834-8534.

References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Corporate Governance
General
The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.
Code of Ethics for Senior Officers
Provident Bancorp, Inc. has adopted a Code of Ethics for Senior Officers that applies to Provident Bancorp, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.theprovidentbank.com. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.
The Company has also established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.
Meetings of the Board of Directors
The Company conducts business through meetings of its Board of Directors and through activities of its committees. During 2015, the Board of Directors of Provident Bancorp, Inc. held 14 meetings (not including committee meetings), and one additional meeting of our non-employee independent directors. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors and the committees on which such director served (held during the period for which the director has served as a director or committee member, as appropriate).
Committees of the Board of Directors
The following table identifies our Audit, Compensation and Nominating and Corporate Governance committees and their members. All members of each committee are independent in accordance with the listing rules of the Nasdaq Stock Market, Inc. The Company also maintains an Executive Committee as a standing committee. The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available in the “About Us — Investor Relations — Corporate Overview — Corporate Governance” section of the Company’s website, www.theprovidentbank.com.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John K. Bosen		X	X*
Frank G. Cousins, Jr.	X	X	X
Lisa DeStefano		X*	X
Laurie H. Knapp	X*	X	X
Richard L. Peeke	X
Arthur Sullivan		X	X
Wayne S. Tatro(1)	X	X	X
Number of Committee Meetings in 2015	6	4	2

*
Denotes Chairperson

(1)
Mr. Tatro is retiring from the Board of Directors, effective at the annual meeting.

Audit Committee.   Pursuant to Provident Bancorp, Inc.’s Audit Committee Charter, the Audit Committee oversees the Company’s accounting and reporting practices and assists the Board of Directors in fulfilling its oversight responsibilities for the Company’s system of internal control and the Company’s process for monitoring compliance with laws and regulations. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. In addition to meeting the independence requirements of the Nasdaq Stock Market, Inc., each member of the Audit Committee meets the audit committee independence requirements of the Securities and Exchange Commission. The Board of Directors has determined that Laurie H. Knapp qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”
Compensation Committee.   Pursuant to Provident Bancorp, Inc.’s Compensation Committee Charter, the Compensation Committee approves the overall compensation philosophy for the Company and The Provident Bank and establishes or recommends to the full Board of Directors the compensation for the Chief Executive Officer and other executive officers. The Compensation Committee establishes subjective and objective criteria relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates performance in light of those criteria, and approves or recommends to the full Board of Directors compensation level based on this evaluation. Our Chief Executive Officer makes recommendations as to the appropriate mix and level of compensation for other executive officers to the Compensation Committee. In making his recommendations, the Chief Executive Officer considers the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee, but our Chief Executive Officer does not participate in discussions related to his compensation or the Committee’s review of any documents related to the determination of his compensation.
The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in our market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. The Compensation Committee has utilized bank compensation surveys compiled by an independent benefit consultant, Arthur Warren Associates, using surveys prepared by trade groups and financial institution associations. The benefit consultant also researched 21 publicly traded companies and the latest proxy statements filed with the Securities and Exchange Commission, and identified a peer group with executive positions similar to the Company. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight. During 2015, the Compensation Committee also engaged Arthur Warren Associates to provide assistance in establishing a short-term incentive plan, amending supplemental executive retirement agreements and employment agreements, and establishing the ESOP.
Nominating and Corporate Governance Committee.   Pursuant to Provident Bancorp, Inc.’s Nominating and Corporate Governance Committee Charter, the Company’s Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in developing, recommending and overseeing a process to assess Board effectiveness and in developing and recommending the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of shareholders. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Corporate Governance Committee Procedures.”
Risk Oversight
The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with such areas. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.
Attendance at the Annual Meeting
The Board of Directors encourages each director to attend annual meetings of shareholders. The 2016 Annual Meeting is our first annual meeting of shareholders.
Board Leadership Structure
Our Board of Directors is chaired by John K. Bosen, who is a non-management director. This ensures a greater role for the independent directors in the oversight of Provident Bancorp, Inc. and The Provident Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.
To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:
•
a majority independent Board of Directors;

•
periodic meetings of the independent directors; and

•
annual performance evaluations of the Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

Stock Ownership
The following table provides information as of July 27, 2016, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. The percentage is based on 9,498,722 shares of Company common stock outstanding for voting purposes as of July 27, 2016.
Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding
Provident Bancorp 5 Market Street Amesbury, Massachusetts 01913	5,034,323	53.0%
The following table provides information as of July 27, 2016 about the shares of Provident Bancorp, Inc. common stock that may be considered to be beneficially owned by each director, nominee and named executive officer as of July 27, 2016 and all directors, nominees and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power, or which he or she has the right to acquire beneficial ownership at any time within 60 days after July 27, 2016. Unless otherwise indicated, none of the shares listed are pledged as collateral for a loan, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. Percentages are based on 9,498,722 shares of Company common stock outstanding for voting purposes as of July 27, 2016.
Name	Number of Shares Owned	Percent of Common Stock Outstanding
Directors and Nominees
John K. Bosen	15,500(1)	*
Frank G. Cousins, Jr.	1,630(2)	*
James A. DeLeo	—	—
Lisa DeStefano	2,000	*
Laurie H. Knapp	10,454(3)	*
Richard L. Peeke	5,000	*
David P. Mansfield	26,015(4)	*
Arthur Sullivan	10,000	*
Wayne S. Tatro (8)	1,580(5)	*
Named Executive Officers Who Are Not Also Directors
Charles F. Withee	19,015(6)	*
Carol L. Houle	16,659(7)	*
All directors, nominees and executive officers as a group (11 persons)	107,853	1.0%

*
Less than 1%.

(1)
Includes 5,500 shares held by Mr. Bosen’s spouse.

(2)
Includes 1,180 shares held in an individual retirement account and 100 shares held as custodian.

(3)
Includes 3,500 shares held in an individual retirement account and 3,500 shares held by Ms. Knapp’s spouse.

(4)
Includes 15,000 shares held in a 401(k) plan, 1,015 shares allocated shares under the ESOP, 1,519 shares held by Mr. Mansfield’s spouse and 8,481 shares held jointly by Mr. Mansfield’s spouse and children.

(5)
All of such shares are held by Mr. Tatro’s spouse.

(6)
Includes 3,000 shares held in an individual retirement account, 15,000 shares held in a 401(k) plan and 1,015 shares allocated under the ESOP.

(7)
Includes 15,648 shares held in a 401(k) plan and 1,011 shares allocated under the ESOP.

(8)
Mr. Tatro is retiring from the Board of Directors, effective at the annual meeting.

Proposal 1 — Election of Directors
The Board of Directors of Provident Bancorp, Inc. is composed of eight members. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are John K. Bosen, David P. Mansfield, Lisa DeStefano and James A. DeLeo. Messrs. Bosen and Mansfield and Ms. DeStefano are being nominated for three-year terms and until their successors shall have been elected and qualified, and Mr. DeLeo is being nominated for a one-year term and until his successor shall have been elected and qualified. Each of Messrs. Bosen and Mansfield and Ms. DeStefano is a current director of the Company. Mr. DeLeo was recommended to the Nominating and Corporate Governance Committee for consideration by The Provident Bank’s President and Chief Lending Officer.
The Board of Directors has determined that each of our directors and nominees, with the exception of director Mansfield and former director Charles R. Cullen, is “independent” as defined in, and for purposes of satisfying the listing standards of, the Nasdaq Stock Market. Director Mansfield is not independent because he is an executive officer of Provident Bancorp, Inc. We do not consider Mr. Cullen to be independent due to continued payments he receives as our former President and Chief Executive Officer under our long-term non-equity incentive plan.
In determining the independence of our directors, the Board of Directors considered the following relationships between The Provident Bank and our directors and officers, which are not required to be reported under “— Transactions With Certain Related Persons” below. Bosen & Associates, P.L.L.C., of which Director John K. Bosen is a partner and owner, received legal fees of  $8,477 from The Provident Bank in 2015. DeStefano Architects, of which Director Lisa DeStefano is the Principal Architect, received fees of  $5,914 for architectural services during 2015. The Provident Bank has made loans to the following directors or their related entities: John K. Bosen, line of credit and term loan; Laurie H. Knapp, commercial real estate loan and residential mortgage loan; Richard L. Peeke, home equity line of credit; and Wayne S. Tatro, residential mortgage loan. The Provident Bank also provides overdraft lines of credit to all of its directors.
It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named below. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. Except as indicated herein, there are no arrangements or understandings between the nominees and directors continuing in office and any other person pursuant to which such persons were selected.
The Board of Directors recommends a vote “FOR” the election of all nominees.
Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each biography is as of December 31, 2015. The address for each director and executive officer is 5 Market Street, Amesbury, Massachusetts 01913.
All of the nominees and directors continuing in office are long time residents of the communities served by the Company and its subsidiaries and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in the Company’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. Additionally, as residents of such communities, each nominee and continuing director has direct knowledge of the trends and developments occurring in such communities. As a community banking institution, the Company believes that the local knowledge and experience of its directors assists the Company in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and in assessing the risks inherent in its lending operations. As local residents, our nominees and directors are also exposed to the advertising, product offerings and community development efforts of competing institutions which, in turn, assists the Company in structuring its marketing efforts and community outreach programs.

Nominees for Election of Directors
The nominees standing for election are:
John K. Bosen, age 51, is an attorney and owner of Bosen & Associates, P.L.L.C., located in Portsmouth, New Hampshire, which he founded in April of 2004. Mr. Bosen’s practice focuses in the areas of business law, real estate, and litigation. He is a member of both the New Hampshire and Massachusetts Bar Associations. He is also admitted to practice before the United States District Court, District of New Hampshire, and the United States Court of Appeals for the First Circuit. Mr. Bosen’s experience as an attorney assists the Board of Directors in analyzing and addressing the legal requirements of Provident Bancorp, Inc. and The Provident Bank, including any litigation matters. Director of The Provident Bank since 2008.
David P. Mansfield, age 54, has served as the President and Chief Executive Officer of Provident Bancorp, Inc. and Chief Executive Officer of The Provident Bank since May 2013, having joined The Provident Bank as Chief Financial Officer in 2001. Mr. Mansfield previously worked as a bank examiner for both the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation, and is a Certified Financial Analyst. Mr. Mansfield’s positions as President and Chief Executive Officer foster clear accountability, effective decision-making, a clear and direct channel of communication from senior management to the full Board of Directors, and alignment on corporate strategy. Director of The Provident Bank since 2013.
Lisa DeStefano, age 52, is the Principal Architect and Founder of DeStefano Architects. A LEED certified and registered architect in New Hampshire, Maine, Massachusetts and Connecticut, Ms. DeStefano has been a practicing architect since 1983 and founded DeStefano Architects in 1995. Her design work has won multiple awards including the 2016 AIANH Excellence in Architecture People’s Choice Award and in 2015 her firm was named one of the fastest growing women-led companies in Boston by Inc. 5000. Ms. DeStefano was awarded the 2015 Business Excellence Award in the Real Estate and Construction category from New Hampshire Business Review magazine. Ms. DeStefano’s experience provides the Board of Directors with extensive knowledge of real estate and business matters, and she is well-known in our New Hampshire seacoast market area. Director of The Provident Bank since 2013.
James A. DeLeo, age 50, is a certified public accountant and a Partner at Gray, Gray & Gray, where he leads the Merger & Acquisition Practice Group. He has more than 25 years of hands-on experience and educational background in entrepreneurial finance, making him a key contributor to fundless sponsors, search funds and larger private equity firms with established funds, all of which seek his advice when acquiring target companies in the middle-market. Mr. DeLeo also works closely with private equity and mezzanine lenders. Mr. DeLeo’s educational and professional experience are expected to assist the Board of Directors in assessing our accounting practices and with respect to tax matters and operational needs, as well as providing knowledge of and access to the capital markets and advice with respect to mergers and acquisitions.
Director Continuing in Office
The following director has a term ending in 2017:
Laurie H. Knapp, age 58, is a certified public accountant and sole owner of Laurie H. Knapp CPA PC, an accounting firm located in Amesbury, Massachusetts. Ms. Knapp specializes in personal and corporate taxes. Her experience as a certified public accountant assists the Board of Directors in assessing our accounting practices and with respect to tax matters. Director of The Provident Bank since 1998.
The following directors have terms ending in 2018:
Frank G. Cousins, Jr., age 57, has served as the Sheriff of Essex County, Massachusetts for 19 years. Mr. Cousins’ years of service as a law enforcement officer in our community provides valuable insight into the economic and business needs of our community, as well as insight into where we can best serve our community in other ways, including charitable donations. Director of The Provident Bank since 2003.

Richard L. Peeke, age 71, is a former insurance executive who retired in 2007 after 41 years of experience in the insurance industry. Mr. Peeke’s experience as an insurance adjuster, including as a National General Adjuster at American International Group (AIG), gives him unique insights into our challenges, opportunities and operations in the insurance products field and with respect to our insurance needs. Director of The Provident Bank since 1990.
Arthur Sullivan, age 57, is Principal Partner of Brady Sullivan Properties based in Manchester, New Hampshire. Mr. Sullivan is a 37-year commercial and real estate industry veteran. A licensed Real Estate Broker, Mr. Sullivan has become one of New England’s largest developer of affordable commercial and residential real estate. Under his leadership, Brady Sullivan has successfully procured and managed a diverse portfolio of over four million square feet of mill, office and industrial space, over 2,000 residential units and over 5,000 condominium conversions throughout New England and Florida. Mr. Sullivan is the recipient of the 2013 Commerce Citizen of the Year Award from the Manchester Chamber of Commerce, and has served as a corporator of Provident Bancorp since 2008. Mr. Sullivan provides the Board of Directors with significant knowledge of commercial real estate as well as experience in managing a large business in Southern New Hampshire. Director of The Provident Bank since 2016.

Proposal 2 — Ratification of Independent
Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed Whittlesey & Hadley, P.C. to be the Company’s independent registered public accounting firm for the 2016 fiscal year, subject to ratification by shareholders. A representative of Whittlesey & Hadley, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
If the ratification of the appointment of the firm is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.
The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Whittlesey & Hadley, P.C. as the Company’s independent registered public accounting firm.
Audit Fees
The following table sets forth the fees paid by the Company for the years ended December 31, 2015 and 2014 to Whittlesey & Hadley, P.C.
	2015	2014
Audit fees	$183,000	$64,000
Audit-related fees	$2,200	$3,200
Tax fees	$—	$—
All other fees	$—	$—
Audit fees relate to the audit of the Company’s annual consolidated financial statements, quarterly review fees, and the audit of internal controls over financial reporting. In 2015, audit fees included $105,000 related to the Company’s Form S-1 registration statement filing and related amendments for the Company’s stock offering. Audit-related fees pertain to the audits of the Company’s 401(k) Plan and employee stock ownership plan.
Pre-Approval of Services by the Independent Registered Public Accounting Firm
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval can be given either by approving an engagement in advance or pursuant to a pre-approval policy with respect to particular services. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.
During the years ended December 31, 2015 and 2014, 100% of audit and other services provided by Whittlesey & Hadley, P.C. were approved, in advance, by the Audit Committee.

Proposal 3 — Approval of the Provident Bancorp, Inc.
2016 Equity Incentive Plan
The Board of Directors has adopted, subject to shareholder approval, the Provident Bancorp, Inc. 2016 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of the Company and its subsidiaries, including The Provident Bank, with additional incentives to promote the growth and performance of the Company. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our shareholders will give us the flexibility we need to continue to attract and retain highly-qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.
The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.
General
Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 625,015 shares of Company common stock pursuant to grants of restricted stock awards, restricted unit awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 446,440 (all of which may be granted as incentive stock options) and the minimum number of shares of stock that may be issued as restricted stock awards or restricted stock units is 178,575.
The shares of Company common stock to be issued pursuant to awards under the Equity Incentive Plan will be shares that are currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares repurchased in the open market or in private transactions. It is expected that the Company will repurchase shares of common stock to fund awards under the Equity Incentive Plan.
The Equity Incentive Plan will be administered by the members of the Company’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion set forth in the Equity Incentive Plan, including but not limited to selecting the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Equity Incentive Plan; and interpreting the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more member of the Board of Directors who are not “outside directors,” including the authority to grant certain awards.
The Committee may grant an award under the Equity Incentive Plan as: (i) an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of the Company or a subsidiary of the Company, or (ii) the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or a subsidiary of the Company, including the plan of any entity acquired by the Company or a subsidiary of the Company.
Eligibility
Employees and directors of the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.
Types of Awards
The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee and set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no award shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock or restricted stock units.
Stock Options.   A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the closing sales price of the Company’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if the Company’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Company common stock occurred or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, “fair market value” of the common stock will mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code. Further, the Committee may not grant a stock option with a term that is longer than 10 years.
Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashier’s check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, (iv) by a net settlement of the stock option, (v) by other property deemed acceptable by the Committee or (vi) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.
Restricted Stock.   A restricted stock award is a grant of common stock to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an unvested award and any dividends and distributions with respect to the common stock will be delayed and distributed to the participant at the time the restricted stock vests.
Restricted Stock Units.   A restricted stock unit award is similar to a restricted stock award except that no share of common stock is actually awarded to the recipient on the date of grant. Each restricted stock unit is evidenced by an award agreement that specifies the restriction period, the number of restricted stock units granted and such other provision as the Committee will determine. Restricted stock unit awards will be paid in shares of common stock, or, in the sole discretion of the Committee, in cash or a combination of cash and shares of common stock.
Performance Awards.   A performance award is an award of stock options, restricted stock or restricted stock units that will vest upon the achievement of one or more performance measures set forth in the Equity Incentive Plan.
Limitation on Awards under the Equity Incentive Plan
The maximum number of shares of stock available under the Equity Incentive Plan is 625,015. The maximum number of shares that may be delivered pursuant to the exercise of stock options is 446,440 and the minimum number of shares that may be issued as restricted stock awards and restricted stock units is 178,575. No employee may receive more than 111,610 shares pursuant to the exercise of stock options granted in any calendar year and no non-employee director may receive more than 22,320 shares pursuant to the exercise of the stock options granted, which equal 25% and 5%, respectively, of the maximum number of shares that can be delivered pursuant to the exercise of stock options. No employee may receive more than 44,643 shares of any restricted stock and/or restricted stock units granted under the Equity Incentive Plan and no non-employee director may receive more than 8,928 shares of any restricted stock awards and/or restricted stock units granted, which equal 25% and 5%, respectively, of the maximum number of restricted stock and/or restricted stock units that may be issued. All non-employee directors in the aggregate may not receive more than 30% of the aggregate stock options granted nor more than 30% of the aggregate restricted stock awards and/or restricted stock units granted under the Equity Incentive Plan.
To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or cancelled or because a stock option is not exercised, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Equity Incentive Plan.
In the event of a corporate transaction involving the stock of the Company, including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination or exchange of shares, stock dividend, stock split or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property) liquidation, dissolution, or other similar corporate transaction or event, the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options, restricted stock awards and restricted stock units and the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, restricted stock and restricted stock units and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, restricted stock and restricted stock units. At any time prior to the consummation of a corporate transaction in which the Company is not the surviving entity, the Committee may direct that all, but not less than all, outstanding stock options be cancelled in exchange for a cash payment per share equal to the excess of the value exchanged over the exercise price of the stock option, provided, that if a the stock option is “underwater” (i.e., a stock option is “underwater” if the exercise price exceeds the fair market value of the underlying stock), the Committee may, in its discretion cancel and terminate such underwater stock option without the consent of and without any payment to the holder of the stock option.
Prohibition Against Repricing of Options.   The Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted. Similarly, the Equity Incentive Plan prohibits the Company from cashing out underwater stock options without shareholder approval.
Performance Features
General.   A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of  $1.0 million paid to its chief executive officer and three other most highly compensated officers (other than its chief financial officer) required to be reported to shareholders under the Securities Exchange Act of 1934. However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.
Performance Measures.   The performance measures that may be used for awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average shareholders’ equity; cash return on average shareholders’

equity; return on average tangible shareholders’ equity; cash return on average tangible shareholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the Internal Revenue Code. The Committee may modify performance measures in certain circumstances set forth in the Equity Incentive Plan.
Vesting of Awards
If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting in the event of death, disability, or involuntary termination (as defined in the Equity Incentive Plan) following a change in control. The Committee will have the power to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award or to extend the period to exercise a stock options, provided that no award will vest in less than one year from the date of grant unless due to death, disability or involuntary termination following a change in control.
Effect of Termination of Service on Awards
Unless otherwise determined by the Committee and stated in an award agreement, in the event of a participant’s termination of service for any reason other than disability, death, retirement or for cause, stock options will be exercisable only as to those shares that were immediately exercisable by the participant at the date of termination and only for three months following termination and any restricted stock award and restricted stock unit that has not vested as of the date of termination of service will expire and be forfeited. In the event of termination of service for cause, all stock options that have not been exercised and all restricted stock awards and restricted stock units granted to a participant that have not vested will expire and be forfeited. In the event of termination of service due to disability or death, all stock options subject to an outstanding award will be exercisable, whether or not then exercisable, and all restricted stock awards and restricted stock units will vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of termination of service. Stock options may be exercised for one year following termination of service due to death or disability or the remaining term of the stock option, if less. In the event of termination of service due to retirement, a participant’s vested stock options will be exercisable for one year following termination of service, or the remaining term of the stock option, if less.
Change in Control
Unless otherwise determined by the Committee and stated in an award agreement, upon the occurrence of an involuntary termination at or following a change in control of the Company, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. Any outstanding unvested Awards will be deemed earned and shall vest if not assumed by a successor entity. For the purposes of the Equity Incentive Plan, a change in control occurs when: (a) any person is or becomes the beneficial owner, directly or indirectly, of our securities representing 25% or more of the combined voting power of our then-outstanding voting securities; (b) the incumbent directors cease, for any reason, to constitute a majority of the Board of Directors; or (c) a plan of reorganization, merger, consolidation or similar transaction involving one or more other corporations or entities and us is consummated. A reorganization of our mutual holding company, The Provident Bank or the Company solely within its corporate structure or a “second-step” conversion will not constitute a change in control for purposes of the plan.

In the event of a change in control, any performance measure attached to a performance award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.
Forfeiture
The Committee may specify in an award agreement that rights, payments and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, including termination of employment for cause; termination of the participant’s provision of services to the Company or any subsidiary; violation of material policies of the Company or subsidiary; breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant; or other conduct of the participant that is detrimental to the business or reputation of the Company or any subsidiary.
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying the financial reporting requirement. In addition, awards granted under the Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors from time to time.
Automatic Exercise
In the sole discretion of the Committee, any stock options that are exercisable but unexercised as of the day immediately preceding the tenth anniversary of the grant date may be automatically exercised in certain circumstances set forth in the Equity Incentive Plan and in accordance with procedures established by the Committee.
Amendment and Termination
The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the plan), or materially modify the requirements for participation in the Equity Incentive Plan, without shareholder approval. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.
Duration of Plan
The Equity Incentive Plan will become effective upon the approval by the shareholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no award may be granted under the Equity Incentive Plan on or after the ten-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.
Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options.   The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of  (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock.   A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.
Withholding of Taxes.   The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements, or if permitted without negative consequences by the accounting pronouncements, in an amount greater than the minimum tax withholding requirements.
Change in Control.   Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits.   Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of  $1.0 million per year for its chief executive officer and the three other most highly compensated executive officers (other than its chief financial officer) named in the summary compensation table in its proxy statement (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as shareholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if the awards vest solely due to the passage of time during the performance of services. If an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.
In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as “qualified performance-based compensation” that is not subject to the $1.0 million deduction limit. The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.
Tax Advice.   The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Accounting Treatment
Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).
Awards to be Granted
The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet after shareholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.
The Board of Directors recommends a vote “for” the approval of the Provident Bancorp, Inc. 2016 Equity Incentive Plan. In the event at the time of the annual meeting there are not sufficient votes to approve the Equity Incentive Plan, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

Audit Committee Report
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements, issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) standards including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent.”
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of Whittlesey & Hadley, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.
Audit Committee of the Board of Directors of Provident Bancorp, Inc.
Laurie H. Knapp (Chair)
Frank G. Cousins, Jr.
Richard L. Peeke
Wayne S. Tatro

Information about Executive Officers
The following provides information regarding our executive officers as of December 31, 2015, who are not directors of the Company.
Charles F. Withee, age 53, is The Provident Bank’s President and Chief Lending Officer, positions he has held since May 2013. Mr. Withee is also a director of The Provident Bank. Mr. Withee joined The Provident Bank as Senior Lender in 2004, and has nearly 30 years of commercial banking experience in Massachusetts and New Hampshire.
Carol L. Houle, age 45, is Executive Vice President and Chief Financial Officer of Provident Bancorp, Inc. and The Provident Bank. Ms. Houle is a Certified Public Accountant, and joined The Provident Bank in September 2013. Previously, Ms. Houle was a partner at the accounting firm of Shatswell, MacLeod & Company, P.C., where she worked for 17 years.
Executive Compensation
Summary Compensation Table
The table below summarizes, for the years ended December 31, 2015 and 2014, the total compensation paid to, or earned by, Mr. Mansfield, who serves as The Provident Bank’s Chief Executive Officer, Mr. Withee, who serves as The Provident Bank’s President and Chief Lending Officer, and Ms. Houle, who serves as The Provident Bank’s Executive Vice President and Chief Financial Officer. We refer to these individuals as “Named Executive Officers.”
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total ($)
David P. Mansfield Chief Executive Officer	2015	400,000	8,000	172,000	44,997	624,997
	2014	310,577	120,000	90,000	9,583	530,160
Charles F. Withee President and Chief Lending Officer	2015	300,000	6,000	103,000	42,900	447,900
	2014	259,231	87,500	62,500	10,328	419,559
Carol L. Houle Executive Vice President and Chief Financial Officer	2015	210,000	4,200	58,800	22,339	295,339
	2014	186,346	54,000	46,250	1,662	288,258

(1)
For 2015, represents cash incentives earned under The Provident Bank Executive Annual Incentive Plan. For 2014, represents cash incentives earned under The Provident Bank 2005 Amended and Restated Long-Term Incentive Plan. See “— Executive Annual Incentive Plan” and “— Non-Equity Incentive Program” for further details.

(2)
The amounts reflect what we have paid to, or reimbursed, the applicable Named Executive Officer for various benefits we provide. A break-down of the various elements of compensation in this column for the year ended December 31, 2015 is set forth in the table immediately below. For the year ended December 31, 2015, Ms. Houle did not receive perquisites or personal benefits that, in the aggregate, were greater than or equal to $10,000.

All Other Compensation
Name	Year	Employer Matching Contribution To 401(k) Plan(a) ($)	Allocations Under Employee Stock Ownership Plan(b) ($)	Long-Term Disability Premiums ($)	Car Allowance ($)	Total ($)
David P. Mansfield	2015	17,215	13,188	4,594	10,000	44,997
Charles F. Withee	2015	14,712	13,188	—	15,000	42,900
Carol L. Houle	2015	9,201	13,138	—	—	22,339

(a)
Represents the matching contributions made by The Provident Bank to the Named Executive Officer’s 401(k) plan account for the plan year.

(b)
Represents the approximate value of shares allocated to the individual’s Employee Stock Ownership Plan account for the year ended December 31, 2015.

Employment Agreements
The Provident Bank has entered into employment agreements with Messrs. Mansfield and Withee and Ms. Houle. The employment agreements with Messrs. Mansfield and Withee have terms of three years. The employment agreement with Ms. Houle has a term of two years. Beginning as of January 1, 2016, and continuing as of each January 1 thereafter, the disinterested members of the Board of Directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreements for an additional year or determine not to extend the term of any of the agreements.
The employment agreements provide Messrs. Mansfield and Withee and Ms. Houle with base salaries of  $400,000, $300,000 and $210,000, respectively. The Provident Bank may increase the base salaries from time to time. In addition to base salaries, the executives are entitled to participate in any employee benefit plans and bonus programs in effect from time to time for senior executives of The Provident Bank. The Provident Bank will also reimburse the executives for all reasonable business expenses incurred by them in the performance of their duties and responsibilities.
In the event of an executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his or her resignation for “good reason,” in either case prior to the attainment of age 65, he or she will receive a severance payment equal to three times (in the case of Messrs. Mansfield and Withee) or two times (in the case of Ms. Houle) the sum of  (i) his or her base salary then in effect and (ii) his or her “Annual Bonus.” For purposes of the employment agreements, the term “Annual Bonus” means the average of the aggregate bonuses paid (or accrued, but not yet paid) to the executive for the three calendar years immediately preceding the termination of employment. The Provident Bank will make the payments in 12 monthly installments, unless the termination of employment occurs within two years of a change in control, in which case The Provident Bank will make the payment in a lump sum at the time of the termination of employment. In addition, the executives will be entitled to receive from The Provident Bank continued life insurance and non-taxable medical and dental insurance coverage through the then remaining unexpired term of the agreement and all outstanding awards under The Provident Bank Amended and Restated Long-Term Incentive Plan will become immediately and fully vested. Under the employment agreements, the term “good reason” includes: (i) the failure of the Board of Directors to elect or continue to employ the executive in his or her current position or a material reduction in the executive’s authority, duties or responsibilities, (ii) a reduction in the executive’s base salary, or (iii) a material breach of any provision of the agreement that is not cured within 30 days of notice of the breach from the executive. In addition, the term “good reason” includes, if the event occurs within two years following a change in control, (i) a relocation of his or her principal place of employment by more than ten miles, (ii) the failure of The Provident Bank to continue to provide the executive with certain employee benefits substantially similar to those available to the executive prior to the change in control or (iii) the failure of The Provident Bank to obtain a satisfactory agreement from any successor to assume and honor the employment agreement.

In addition, should The Provident Bank terminate an executive’s employment following the executive becoming disabled, The Provident Bank will continue to pay the executive his or her base salary from the date of the termination of employment until the earlier of  (i) the expiration of 180 days, (ii) the date on which long-term disability benefits are payable to the executive under any plan covering employees of The Provident Bank, (iii) the executive’s death or (iv) the date the term of the employment agreement expires. If at the end of 180 days, the executive is not yet receiving disability payments under a plan covering employees of The Provident Bank, The Provident Bank will continue to pay the executive his or her base salary at a rate of 60% until the earlier of  (i) the date he or she becomes entitled to disability benefits under such a plan, (ii) his or her death or (iii) the expiration of the term of the employment agreement. In the event of the death of any of the executives, The Provident Bank will pay his or her beneficiaries the base salary the executive would have earned for six months following his or her death, and his or her family will continue to receive medical coverage for one year at the same out-of pocket expense that the executive paid prior to his or her death.
If the executive voluntarily terminates employment on account of his or her “retirement” (that is on or after attaining age 62 for Messrs. Mansfield and Withee, or 65 for Ms. Houle), the executive will be entitled to continue to receive medical benefits at the same level in effect on, and on the same out-of-pocket cost to the executive as of, his or her termination of employment for a period of one year. The executive will not be entitled to any severance benefits under the employment agreement if The Provident Bank terminates the executive’s employment for “cause” (as defined under the employment agreement).
Upon any termination of employment that would entitle an executive to a severance payment (other than a termination in connection with a change in control), the executive will be required to adhere to one-year non-competition and non-solicitation covenants.
Non-Equity Incentive Program
For 2014, under The Provident Bank 2005 Amended and Restated Long-Term Incentive Plan, each Named Executive Officer was eligible to receive an annual incentive award up to a maximum of 30% of his or her base salary, provided certain individual and bank-wide performance objectives were satisfied (which were objectively determinable). The bank-wide performance objectives for 2014 focused on the following metrics: (i) net income, (ii) loan growth, and (iii) deposit growth. Each performance objective was assigned a percentage weight to reflect its importance and the Named Executive Officer’s direct impact in meeting the performance objective. If the performance objectives were achieved, awards were made based on phantom shares tied to increases in The Provident Bank’s capital from a baseline in 1999. Grants vest after five years (or, if sooner, upon death, disability or attainment of age 62). Once vested, the phantom shares are paid in cash within 2.5 months of the following year end. Due to the maximum satisfaction of each of the performance objectives, Mr. Mansfield earned an annual incentive award for the year ended December 31, 2014 equal to 30% of base salary and each of Mr. Withee and Ms. Houle earned an annual incentive award for the year ended December 31, 2014 equal to 25% of base salary. The plan has been frozen effective December 31, 2015 for the Named Executive Officers. Any grants earned in previous years will be accrued and paid out based on the five-year vesting.
Executive Annual Incentive Plan
The Provident Bank has adopted The Provident Bank Executive Annual Incentive Plan, which has superseded and replaced its current annual bonus arrangement and better aligned the interests of the executives of The Provident Bank with the overall performance of The Provident Bank and Provident Bancorp, Inc.
Employees selected by the Compensation Committee, which will include the Named Executive Officers, are eligible to participate in the plan. For each plan year (which is the calendar year), the Compensation Committee determine the annual bonus award amount, designated as a percentage of base salary, and the performance objectives that must be satisfied for the participant to receive the annual bonus award. The specific performance objectives will be determined annually by the Compensation Committee, but generally include objective performance targets on financial performance, growth, asset quality and risk management and subjective performance objectives, such as particular qualitative factors for the participant, based on his or her duties to The Provident Bank. Each performance objective will specify level of achievements at “threshold,” “target” and “maximum” levels and will be weighted by priority as a percentage of the total annual bonus award payable to the participant.

The bank-wide performance objectives for 2015 focused on the following metrics, with different metrics selected for different Named Executive Officers: (i) adjusted net operating income, (ii) net interest income on a fully tax equivalent basis to average earning assets, (iii) non-current loans plus other real estate owned to total loans plus other real estate owned, (iv) efficiency ratio, (v) core deposit growth and (vi) net loan growth. Each performance objective was assigned a percentage weight to reflect its importance and the Named Executive Officer’s direct impact in meeting the performance objective.
For 2015, peer group target results, and The Provident Bank’s results, as adjusted for the contribution to the charitable foundation and realized gains and losses on the sale of securities, were as follows:
Item	Peer Target Results	The Provident Bank Adjusted Results
Adjusted net operating income	0.69%	0.75%
Net interest income on a fully tax equivalent basis to average earning assets	3.41%	3.65%
Non-current loans plus other real estate owned to total loans plus other real estate owned	0.81%	0.40%
Efficiency ratio	79.09%	69.48%
Core deposit growth	5.70%	10.38%
Net loan growth	10.53%	12.28%
Based on these results, Mr. Mansfield earned an annual incentive award for the year ended December 31, 2015 equal to 43% of base salary, Mr. Withee earned an annual incentive award for the year ended December 31, 2015 equal to 33% of base salary and Ms. Houle earned an annual incentive award for the year ended December 31, 2015 equal to 28% of base salary.
The annual bonus award will be payable to each participant in a cash lump sum within 2.5 months following the end of each plan year, to the extent the performance objectives are determined to be satisfied by the Compensation Committee.
Benefit Plans
401(k) Plan.   The Provident Bank currently maintains a tax-qualified profit sharing plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). All employees who have attained age 21 are eligible to participate in the 401(k) Plan, provided, however that the employee must complete one year of service to be eligible to receive a safe harbor matching contribution or discretionary profit sharing contribution from The Provident Bank.
A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2016, the pre-tax deferral contribution limit is $18,000 provided, however, that a participant over age 50 may contribute, on a pre-tax basis, an additional $6,000 to the 401(k) Plan (subject to applicable cost-of-living adjustments in future years). In addition to salary deferral contributions, the 401(k) Plan provides that The Provident Bank will make a safe harbor matching contribution to each participant’s account equal to 100% of the participant’s contribution, up to a maximum of 6% of the participant’s compensation earned during the plan year. A participant is always 100% vested in his or her salary deferral contributions and safe harbor matching contributions. However, a participant will vest 100% in his or her discretionary profit sharing contributions following the completion of three years of service. Participants also become fully vested in the event of their death or disability. The 401(k) Plan permits a participant to direct the investment of his or her own account into various investment options.
Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account at retirement, age 59½ (while employed with The Provident Bank), death, disability or termination of employment, and elect for the distribution to be paid in the form of a lump sum or other alternative forms of payment permitted by the plan.
Participants in the 401(k) Plan are permitted to invest elective deferrals and employer matching contributions in Provident Bancorp, Inc. common stock.

Employee Stock Ownership Plan.   In connection with the stock offering, The Provident Bank implemented an employee stock ownership plan for eligible employees. Eligible employees who have attained age 21 and completed one year of service will begin participation in the employee stock ownership plan on the later of the first day of the next calendar month following the attainment of the eligibility requirements or the effective date of the plan, January 1, 2015.
The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 8% of the total number of shares of Provident Bancorp, Inc. common stock sold in the offering and issued to the charitable foundation. The employee stock ownership plan funded its stock purchase with a loan from Provident Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through The Provident Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 15-year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. The interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.
The trustee will hold the shares purchased by the employee stock ownership plan in an unallocated suspense account. Shares will be released from the suspense account on a pro-rata basis as the loan is repaid by the employee stock ownership plan. The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of compensation relative to all participants. Participants will become 100% vested in their benefit after the completion of three years of service. Participants who were employed immediately prior to the stock offering will receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon severance from employment. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.
The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.
Supplemental Executive Retirement Plans.   The Provident Bank has entered into supplemental executive retirement agreements (“SERPs”) with Messrs. Mansfield and Withee and Ms. Houle. Under the SERPs, each executive becomes entitled to receive a benefit following his or her separation from service other than on account of cause (as defined in the agreements). Upon a separation from service, The Provident Bank will pay a lump sum benefit to the executive equal to the actuarial equivalent of a 20-year stream of annual payments of a certain benefit percentage multiplied by the executive’s final average compensation. Under the agreements, the benefit percentage equals a certain percentage (62% for Mr. Mansfield, 60% for Mr. Withee and 20% for Ms. Houle) multiplied by a factor that represents the service of the executive through his or her attainment of age 62. Messrs. Mansfield and Withee are fully vested, while Ms. Houle is subject to a five-year cliff vesting schedule. The executives’ SERP benefits will be immediately forfeited in the event of a termination by The Provident Bank as a result of a “specially defined cause” (as such term is defined in the SERPs). The benefit percentage factor will automatically equal 62%, 60% or 20% in the event of the executive’s death or disability or upon a change in control, and Ms. Houle would also become fully vested under such circumstances. In the case of Messrs. Mansfield and Withee, if the executive dies, or terminates employment involuntarily or with “good reason” within three years or a change in control or if the executive experiences a disability, he will become entitled to the retirement benefit he would have earned at age 62 by providing for an assumed increase in his annual compensation for each year from his separation from service, death or disability until the date he would have attained age 62. If Messrs. Mansfield or Withee experiences a disability, the benefits will be paid to them at age 62.

Director Compensation
Set forth below is a summary of the compensation for each of our non-employee directors for the year ended December 31, 2015.
Name	Fees Earned or Paid in Cash ($)	Total ($)
John K. Bosen	39,000	39,000
Frank G. Cousins, Jr.	37,750	37,750
Charles R. Cullen(1)	40,000	40,000
Lisa DeStefano	38,500	38,500
Robert A. Gonthier, Jr.(1)	38,750	38,750
Laurie H. Knapp	42,250	42,250
Richard L. Peeke	41,000	41,000
Wayne S. Tatro(2)	37,750	37,750

(1)
Messrs. Cullen and Gonthier retired from the Board of Directors, effective May 25, 2016.

(2)
Mr. Tatro is retiring from the Board of Directors, effective at the annual meeting.

In 2015, each director (other than the Chairman of the Board) received an $11,000 retainer fee and $750 for each board meeting attended. The Chairman of the Board receives a $40,000 annual retainer. The Chair of the Audit Committee received a $5,000 retainer and the Committee members received $750 a meeting. All other Chair of Committee member received a $2,500 and the Committee members received $750 a meeting. The Loan Committee members also received a $1,500 retainer. Directors who are also employees are not compensated for serving as directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.
Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Provident Bancorp, Inc. common stock during the year ended December 31, 2015.
Transactions with Certain Related Persons
The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as The Provident Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2015, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to The Provident Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2015, and were made in compliance with federal banking regulations.
Pursuant to Provident Bancorp, Inc.’s Policy and Procedures for Approval of Related Persons Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of Provident Bancorp, Inc.’s transactions with directors and executive officers of Provident Bancorp, Inc., as well as any other related person transactions, for the purpose of determining whether to approve or ratify such transactions. Also, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of  $25,000 or 5% of Provident Bancorp, Inc.’s capital and surplus (up to a maximum of  $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to The Provident Bank’s Ethics Policy, all officers and directors must disclose their involvement in loans being made by The Provident Bank, directly or indirectly, and any bank employee may not represent The Provident Bank in any transaction where her or she has a material financial interest (including interests of relatives or personal friends).
Nominating and Corporate Governance Committee Procedures
General
It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.
Diversity Considerations
The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members with requisite experience as well as diverse backgrounds. As the holding company for a community bank, the Nominating and Corporate Governance Committee also seeks directors who can continue to strengthen The Provident Bank’s position in its community and can assist The Provident Bank with business development through business and other community contacts.
Procedures to be Followed by Shareholders
The Board of Directors has adopted a procedure by which shareholders may recommend nominees to the Nominating and Corporate Governance Committee. Shareholders can suggest qualified candidates for director by writing to our Corporate Secretary at 5 Market Street, Amesbury, Massachusetts 01913, and such communication must include:
•
A statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•
The name and address of the shareholder as they appear on Provident Bancorp, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•
The class or series and number of shares of Provident Bancorp, Inc.’s capital stock that are owned beneficially or of record by such shareholder and such beneficial owner;

•
A description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

•
A representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the shareholder’s notice;

•
The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•
The candidate’s written consent to serve as a director;

•
A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Provident Bancorp, Inc.’s Board of Directors; and

•
Such other information regarding the candidate or the shareholder as would be required to be included in Provident Bancorp, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a shareholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of shareholders. If  (i) less than 90 days’ prior public disclosure of the date of the meeting is given to shareholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a shareholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Provident Bancorp, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Provident Bancorp, Inc.) of the date of the annual meeting is first made.
Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.
There is a difference between the recommendations of nominees by shareholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a shareholder. Shareholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Provident Bancorp, Inc. See “Submission of Business Proposals and Shareholder Nominations”
Process for Identifying and Evaluating Nominees; Director Qualifications
The Nominating and Corporate Governance Committee considers the following criteria in evaluating and selecting candidates for nomination:
•
Individual Strength and Character Alignment:   Directors will respectfully, judiciously and strategically operate during all interaction, both within and outside the board room; be fully committed to board meetings through attendance and active participation; be clear with the expectations that the institution has and will remain vigilant in fulfilling the requirements and respecting the parameters in the fulfillment of their role; challenge and support other directors in their pursuit of high performance; have the ability and receptiveness to discussing opposing views; directors will be able to adapt, ask questions and probe into strategic issues at the institution; understand and support the mutual holding company structure and its role in their geographic footprint; exhibit strong commitment and servitude to the institution; and directors will be an ambassador of the bank with integrity and strong ethics.

•
Primary Duties and Responsibilities:   To define and advance the mission and activities of the bank; to address the interests of its customers, shareholders, employees, communities it serves and other stakeholders; to enhance the long-term value of the bank for its shareholders, stakeholders and community; facilitate strategic planning process and monitor the bank’s progress toward established strategic objectives; establish, with management, the bank’s long-term and short-term business objectives; ensure that appropriate risk management policies and internal controls are in place and functioning; review, monitor and, where appropriate, approve fundamental operating and business strategies and major corporate actions; oversee the bank’s business performance; Select, counsel and compensate the Chief Executive Officer; provide for Chief Executive Officer succession; and ensure processes are in place for maintaining the integrity of the bank in its financial reports, compliance with laws, regulations and ethics and its relationship with stakeholders, including shareholders.

•
Occupational Alignment to Pursue Specific Target Market:   Directors will have recognizable success and expertise within their industry in alignment with the bank’s target market of: high impact firms; municipalities; medical facilities; and high concentration of industrial buildings for deposit growth.

•
Geographic Alignment with Marketplace Footprint:   Directors will strengthen board representation within the New Hampshire marketplace served while maintaining strong presence in Amesbury, Massachusetts; live and/or work within the marketplace served; and have community impact through influence, visibility and community service in the marketplace served.

•
Personal Responsibility Alignment to Governance Requirements:   A director will have a robust customer relationship with the bank and actively bring new relationships to the bank; technology proficiency and will make all attempts to utilize that knowledge in the governance of the bank as their customer base moves toward higher information technology needs; knowledgeable in the regulatory expectations and policy changes that impact the governance of the institution. This will take the form of consistent and thorough training where needed and a commitment to providing forums in which to deepen an understanding of the regulatory impact on the institution; possess strong analytical skills with a fundamental understanding of relevant financial statements; possess the ability to probe and support senior management strategically in the achievement of the strategic goals; continuously improve his or her governance skills and financial literacy; and maintain an ongoing awareness of banking issues affecting financial services and banking.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Provident Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination.
If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.
During the year ended December 31, 2015 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.
Submission of Business Proposals and Shareholder Nominations
The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than April 12, 2016. If next year’s annual meeting is held on a date more than 30 calendar days from September 15, 2016, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
The Company’s Bylaws generally provides that any shareholder desiring to make a proposal for new business at a meeting of shareholders or to nominate one or more candidates for election as directors at a meeting of shareholders must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be received at the principal executive offices of the Company not less than 80 days nor more than ninety 90 days prior to the scheduled annual or special meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, the shareholder’s notice must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such meeting notice was (X) mailed or (Y) publicly disclosed. The 2017 annual meeting of shareholders is expected to be held on May 25, 2017.

For the 2017 annual meeting of shareholders, the notice would have to be received between February 14, 2016 and February 24, 2016.
A shareholder’s notice with respect to a proposal for new business shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the proposal desired to be brought before such meeting and the reasons for conducting such business at the meeting, (b) the name and address of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, and (c) any financial interest of the shareholder proposing such business or of any other shareholder in such proposal.
A shareholder’s notice with respect to a nomination shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of the Company’s capital shares which are beneficially owned by such person on the date of such shareholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, but not limited to, the written consent of such person to serve as a director if elected; and (b) as to the shareholder giving the notice (i) the name and address as they appear on the Company’s books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of the Company’s capital shares which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board of Directors for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in the shareholder’s notice of nomination which pertains to the nominee.
Failure to comply with these advance notice requirements will preclude such new business or nominations from being considered at the meeting.
Nothing in this proxy statement or our Bylaws shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.
Shareholder Communications
The Company encourages shareholder communications to the Board of Directors and/or individual directors. Any shareholder who wishes to contact our Board of Directors or an individual director may do so by writing to: 5 Market Street, Amesbury, Massachusetts 01913, Attention: Board of Directors. The letter should indicate that the sender is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Provident Bancorp, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.
Miscellaneous
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company has retained Laurel Hill Advisory Group, LLC to assist the Company in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of  $6,000 plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation.
The Company’s Annual Report to Shareholders has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company at 5 Market Street, Amesbury, Massachusetts 01913. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.
A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2015 as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on July 27, 2016 upon written request to the Company’s Corporate Secretary at the address listed above.
Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.
Important Notice Regarding the Availability of Proxy Materials
The Company’s Proxy Statement, including the Notice of the Annual Meeting of Shareholders, and the 2015 Annual Report to Shareholders are each available on the internet at http://www.cstproxy.com/theprovidentbank/2016.
BY ORDER OF THE BOARD OF DIRECTORS
Kimberly Scholtz
Corporate Secretary
Amesbury, Massachusetts
August 8, 2016

APPENDIX A
PROVIDENT BANCORP, INC.
2016 EQUITY INCENTIVE PLAN
ARTICLE 1 — GENERAL
Section 1.1   Purpose, Effective Date and Term. The purpose of the Provident Bancorp, Inc. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Provident Bancorp, Inc. (the “Company”), and its Subsidiaries, including The Provident Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.
Section 1.2   Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3   Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4   Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 — AWARDS
Section 2.1   General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:
(a)   Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)   Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)   Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.
(d)   Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).
Section 2.2   Stock Options.
(a)   Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)   Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(c)   Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without shareholder approval.
Section 2.3   Restricted Stock.
(a)   Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Provident Bancorp, Inc. dated [Date], made pursuant to the terms of the Provident Bancorp, Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of Provident Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
(b)    Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:
(i)   Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be delayed and distributed to the Participant at the time that the Restricted Stock vests. The Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Similarly, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.
(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.
(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.
(iv)    The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4   Restricted Stock Units.
(a)   Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.
(b)   Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:
(i)   A Restricted Stock Unit shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.
(ii)   The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.
(iii)   Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
(iv)   A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.
Section 2.5   Performance Awards. The vesting of any Restricted Stock Award or a Restricted Stock Unit that is intended to be performance-based compensation within the meaning of Code Section 162(m) (also referred to as “Performance Awards”) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.
(a)   Performance Measures. If intended to be qualified performance-based compensation pursuant, such performance measures must be based on any one or more of the following:
(i)
book value or tangible book value per share;

(ii)
basic earnings per share;

(iii)
basic cash earnings per share;

(iv)
diluted earnings per share;

(v)
diluted cash earnings per share;

(vi)
return on equity;

(vii)
net income or net income before taxes;

(viii)
cash earnings;

(ix)
net interest income;

(x)
non-interest income;

(xi)
non-interest expense to average assets ratio;

(xii)
cash general and administrative expense to average assets ratio;

(xiii)
efficiency ratio;

(xiv)
cash efficiency ratio;

(xv)
return on average assets;

(xvi)
cash return on average assets;

(xvii)
return on average stockholders’ equity;

(xviii)
cash return on average stockholders’ equity;

(xix)
return on average tangible stockholders’ equity;

(xx)
cash return on average tangible stockholders’ equity;

(xxi)
core earnings;

(xxii)
operating income;

(xxiii)
operating efficiency ratio;

(xxiv)
net interest rate margin or net interest rate spread;

(xxv)
growth in assets, loans, or deposits;

(xxvi)
loan production volume;

(xxvii)
non-performing loans;

(xxviii)
cash flow;

(xxix)
strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx)
any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
(b)   Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
(c)   Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other Termination of Service (other than death or Disability or Involuntary Termination at a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.
Section 2.6   Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.
Section 2.7   Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.8   Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.
Section 2.9.   Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a)   Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)   In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.
(c)   Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d)   Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)   Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.
(f)   Notwithstanding the foregoing, for so long as the Bank may be designated as being in troubled condition by its primary Federal banking regulator, no Awards under this Plan that would be subject to 12 C.F.R. Part 359 shall be granted without the prior approval of the Company’s primary Federal banking regulator with the concurrence of the Federal Deposit Insurance Corporation.
ARTICLE 3 — Shares Subject to Plan
Section 3.1   Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.
Section 3.2   Share Limitations.
(a)   Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 625,015 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 446,440 shares of Stock, which represents 10% of the number of shares of Company common stock issued to the public in connection with the reorganization of The Provident Bank (the “Reorganization”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 178,575 shares of Stock, which represents 4% of the number shares of Company common stock issued to the public in connection with the Reorganization. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b)   Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of shares of Stock issued rather than by the net number of shares of Stock issued.

Section 3.3   Individual Share Limitations.
(a)   Stock Options to Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee pursuant to Section 3.2 during any calendar year shall be 111,610, which is subject to adjustment pursuant to Section 3.4, all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.
(b)   Stock Options — Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-Employee Director under the Plan shall be 22,320, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 133,920, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.
(c)   Restricted Stock Awards and Restricted Stock Units — Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 44,643 all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.
(d)    Restricted Stock Awards and Restricted Stock Units — Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be 8,928, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 53,572, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.
(e)   The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.
Section 3.4   Corporate Transactions.
(a)   General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of  (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)   Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.
Section 3.5   Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)   Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b)   Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.
ARTICLE 4 — CHANGE IN CONTROL
Section 4.1   Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control or severance agreement entered into by and between the Company and/or the Bank and an Employee:
(a)   At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.
(b)   At the time of an Involuntary Termination at or following Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)   In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.
Section 4.2   Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:
(a)   Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b)   Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;
(c)   Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or
(d)   Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
In addition, in no extent shall a reorganization of Provident Bancorp (i.e., the mutual holding company), the Company or the Bank solely within its corporate structure or a second-step conversion constitute a Change in Control for purposes of the Plan.
ARTICLE 5 — COMMITTEE
Section 5.1   Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or if necessary to maintain compliance with the applicable list of standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2   Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:
(a)   the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m) , to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.
(b)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)   The Committee will have the authority to define terms not otherwise defined herein.
(d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
(f)   The Committee will have the authority to (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.
Section 5.3   Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4   Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5   Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 — AMENDMENT AND TERMINATION
Section 6.1   General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4; or (iii) materially modify the requirements for participation in the Plan, unless the amendment under (i), (ii) or (iii) above is approved by the Company’s stockholders.
Section 6.2   Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 — GENERAL TERMS
Section 7.1   No Implied Rights.
(a)   No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)   No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment or service, and selection as a Participant will not give any Participant the right to be retained in the employ of, or provided services to, the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)   No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2   Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this subparagraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.
Section 7.3   Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4   Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5   Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6   Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.7   Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8   Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of  (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.
Section 7.9   Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.
Section 7.10   Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11   Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.12   No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.13   Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Massachusetts, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14   Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15   Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16   Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a)   in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)   in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
(c)   in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.
Section 7.17   Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
Section 7.18   Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19   Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
Section 7.20   Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.
ARTICLE 8 — DEFINED TERMS; CONSTRUCTION
Section 8.1   In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)   “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(b)   “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c)   “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d)   “Board” means the Board of Directors of the Company.
(e)   If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.
(f)   “Change in Control” has the meaning ascribed to it in Section 4.2.
(g)   “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)   “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i)   “Committee” means the Committee acting under Article 5.
(j)   “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.
(k)   “Director” means (i) a member of the Board of Directors of the Company or a Subsidiary; or (ii) a member of an advisory board to the Board of Directors of the Company or Subsidiary.

(l)   If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of  “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan, or in the absence of a long-term disability plan, in accordance with Code Section 409A. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(m)   “Disinterested Board Member” means a member of the Board who (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
(n)   “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.
(o)   “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(p)   “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(q)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(r)   “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(s)   “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.
(t)   A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:
(i)
a material diminution in Participant’s base compensation;

(ii)
a material diminution in Participant’s authority, duties or responsibilities;

(iii)   a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace on the date of this Agreement; or
(iv)   in the event a Participant is a party to an employment, change in control or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.
(u)   “Immediate Family Member” means with respect to any Participant (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
(v)   “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.
(w)   “ISO” has the meaning ascribed to it in Section 2.1(a).
(x)   “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(y)   “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(z)   “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.
(aa)   “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.
(bb)   “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.
(cc)   “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).
(dd)   “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Employer’s Board of Directors under the Employer’s charter, or if there are no age limitations for serving as a Director, then age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.
(ee)   “SEC” means the United States Securities and Exchange Commission.
(ff)   “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)   “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(hh)   “Stock” means the common stock of the Company, $0.01 par value per share.
(ii)   “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.
(jj)   “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(kk)   “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i)   The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)   The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii)   If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv)   Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of  “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)   With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.
(ll)   “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
Section 8.2   In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a)   actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)   references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)   in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)   references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)   “indications of time of day mean Eastern Time;
(f)   “including” means “including, but not limited to”;
(g)   all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h)   all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)   the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)   any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)   all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PROVIDENT BANCORP, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on September 14, 2016.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ **FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED** ▲

Please mark your votes like this **X**

REVOCABLE PROXY

1. The election as directors of the nominees listed, for the terms indicated.

	FOR	WITHHOLD
(01) John K. Bosen (three-year term)	☐	☐
(02) David P. Mansfield (three-year term)	☐	☐
(03) Lisa DeStefano (three-year term)	☐	☐
(04) James A. DeLeo (one-year term)	☐	☐

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accounting firm of Provident Bancorp, Inc. for the year ending December 31, 2016.	☐	☐	☐
3. The approval of the Provident Bancorp, Inc. 2016 Equity Incentive Plan.	☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature**____________________ **Date**__________, **2016.**

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required unless the Company has received specific written notice to the contrary from any one of the holders.

Important Notice Regarding the Availability of Proxy Materials

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROVIDENT BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
September 15, 2016
10:00 a.m., Local Time

The undersigned hereby appoints the members of the official proxy committee of Provident Bancorp, Inc., or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on September 15, 2016 at 10:00 a.m., local time, at the Blue Ocean Event Center, 4 Oceanfront North, Salisbury, Massachusetts 01952, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the listed proposals. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

(Continued and to be marked, dated and signed, on the other side)